Exhibit 99.1

OTCQB : QUBT Leading the Industry with Ready - to - Run Quantum Software Corporate Presentation April 2021 Submit the same problem to classical or quantum processors, no programming required. SaaS - based solution empowers today’s SMEs with better insights for better decisions. Accelerate classical optimization solutions with quantum techniques.

OTCQB: QUBT Important Cautions Regarding Forward - Looking Statements 2 This presentation contains forward - looking statements as defined within Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . By their nature, forward - looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future . Those statements include statements regarding the intent, belief or current expectations of Quantum Computing Inc . (“Company”), and members of its management as well as the assumptions on which such statements are based . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward - looking statements . The Company undertakes no obligation to update or revise forward - looking statements to reflect changed conditions . Statements in this presentation that are not descriptions of historical facts are forward - looking statements relating to future events, and as such all forward - looking statements are made pursuant to the Securities Litigation Reform Act of 1995 . Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results . Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements . Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," “aim to”, or variations of these or similar words, identify forward - looking statements . These risks and uncertainties include, but are not limited to, those described in Item 1 A in the Company’s Annual Report on Form 10 - K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC . Qatalyst ϱ , QCI qbsolv ϱ and QuOIR ϱ are trademarks of Quantum Computing Inc. Intel® is a registered trademark of Intel Corporation. @ Quantum Computing Inc. 2021. All Rights Reserved. 041921

OTCQB: QUBT Stock Price 4/14/21 $7.36 Revenue, mrq - 52 Week Low - High $0.78 - $25.07 Net Loss, mrq 1 $24.7M Avg. Volume (30 - day) 109K Cash & cash equiv. @ 3/17/21 ~ $14.3M Shares Outstanding 28.7M Total Assets @ 12/31/20 $15.3M Public Float , est. 7.4M Total Debt @ 12/31/20 $0.2M Market Cap $212M Total Liabilities @ 12/31/20 $0.7M Insider Holdings, est. 18.8 % Employees (full/part) 15 Institutional Holdings 9.2% Fiscal Year End Dec. 31 Key Stats - OTCQB: QUBT 3 Sources: otcmarkets.com, Yahoo!Finance , QCI Form 10 - Q, QCI press releases, IPREO . Shares outstanding as of April 1, 2021. Balance sheet data as of December 31, 2020. 1) Includes stock - based compensation expense of $11.2M as of December 31, 2020

OTCQB: QUBT Who We Are 4 • Only public pure - play quantum software company in the high - growth, multi - billion - dollar quantum computing space. • Innovative delivery of quantum - powered optimization solutions for the enterprise. • We apply quantum techniques to classical computing today to better solve high - value enterprise computational problems, with a seamless bridge to quantum computing. • We deliver solutions with unmatched speed and quality of results using quantum techniques — and not someday, but today. • Highly experienced and accomplished management team: industry pioneers from Cray, Silicon Graphics, D - Wave, and other major IT firms. • Our flagship quantum software accelerator, Qatalyst ϱ , recently launched as a software - as - a - service (SaaS) on Amazon Web Services (AWS) and Amazon Braket . Our flagship software solution, Qatalyst , is the industry’s only quantum application accelerator, empowering today’s Subject Matter Experts (SMEs) to immediately leverage the power of quantum techniques for faster, better, and more diverse business decisions - with no need for quantum expertise or training.

OTCQB: QUBT 5 Why Quantum Computing?

OTCQB: QUBT Why We are Here: The Classical Computing Dilemma Quality • As data grows, experts have found ways to compress problems mathematically. • However, this creates tradeoff in the quality of result. Speed • Problems increasingly have hundreds of thousands of variables to factor in. • As data and variables increase, longer times are required to solve problems. Diversity • Binary nature of classical limits to single answer. • Leaves other needed solutions, like process optimization, off the table Quantum Computing Promises to Solve These Challenges Increasing amounts of data requires fast & better insights for business decisions. yet classical computer processing limits are challenged by the explosion of data . 6

OTCQB: QUBT Quantum Momentum in the Market 7 • The Next Big Wave: This is not just a new technology – Emergence of quantum computing has catalyzed a new revolution in technology. • Major Investment: Industry giants like IBM, Microsoft, Google, Amazon and Honeywell are investing huge resources, as well as the U.S., China, and EMEA. • Growing Demand: While it could still be years before quantum hardware shows real business advantages operating independently from classical computers, businesses are demanding results today. • First Mover Advantage: Just as software and apps were the keys to the PC and smartphone revolutions, the same holds true for quantum computing: the first movers will be the biggest winners. • QCI is the Only Public Pure Quantum Software Play: Only publicly - traded company 100% focused on leading the transition from classical to quantum computing with software that avoids significant expense and time required for quantum programming.

OTCQB: QUBT Quantum Opportunity by the Numbers 8 • Large, Fast - Growing Market: 56% CAGR to $65 billion by 2030 1 • Major Benefits: Quantum solutions to create competitive advantage for 25% of Fortune Global 500 by 2023. 2 • Growing Adoption: 20% of organizations will budget for Quantum Computing projects by 2023, up from <1% today. 2 $0.5B $65B 1 2 3 4 5 6 7 8 9 10 11 12 Global Quantum Computing Market 1 1) Research and Markets Worldwide Quantum Computing Market report , April 2020 2) IDC & Gartner per Forbes.com 2/13/2020 $65B by 2030 @ 56% CAGR 1 GP45

OTCQB: QUBT Major Industry Driver Federal, Commercial & Academia Investment 9 $1 Billion + U.S. National Quantum Initiative Act of 2018 provides over $1 billion over five years to support U.S. quantum computing development. Consortium of Dept of Energy, private sector and academic institutions has committed $965M to establish five U.S. Quantum Information Science Research Centers • Centers to be led by teams from DoE’s national laboratories: Lawrence Berkeley, Oak Ridge, Fermi, Brookhaven and Argonne. • Private sector and academic institutions to conduct research on quantum computing, sensing, networking, and materials manufacturing. Numerous other Congressional Bills in the works for additional funding for quantum computing and other related technologies White House Office of Science and Technology Policy, the National Science Foundation – August 2020 RB13 GP43 GP44

OTCQB: QUBT 10 Why Qatalyst?

OTCQB: QUBT The Quantum Reality Check 11 The Good • Huge investments by major players are driving quantum momentum. • Quantum has the potential to deliver faster, better solutions for many critical, real - world enterprise problems. • QPUs are constantly improving and expanding • Every day we’re learning more about quantum programming, the challenges, and what we really need to think about. The Bad, i.e., What Needs Work Hardware ▪ Quantum processors are still in their infancy. ▪ Cannot scale to process the large volumes of data and variables created by today real - world problems ▪ No standard quantum computer architecture. ▪ Proprietary, unique low - level code required for each vendor Software ▪ Requires complex programming with SDK (software development kits) ▪ SDKs require quantum expertise to understand and use ▪ Long lead time and costs required to train and develop the skills needed to create quantum programs

OTCQB: QUBT Software is the Linchpin for Quantum Adoption • Quantum Computing requires a completely new computing paradigm. • Yesterday’s software development techniques do not apply • Today’s Subject Matter Experts (SMEs) and software programmers don’t know how to program for quantum. • Today’s constrained optimization solutions are run by: • SMEs alone • SMEs using Excel/Tableau - like tools • SMEs supported by classic programmers • New skills are required. Businesses can expect: • 6 - 12 months for their SMEs to develop their first quantum program • Significant time to tune a program to deliver quality result • Significant time & money to train and/or hire quantum experts • Extensive reprogramming with hardware upgrades or when changing to another QPU QCI Ready - to - Run Quantum Software Solves these Problems 12

Third-Party Quantum SDKs vs. QCI Qatalyst

QCI
QUANTUM COMPUTING INC.
OTCQB:QUBT

Typical SDK Code for Multi-Constraint Optimization

VS.

Qatalyst

Only 1 API call required (no coding)

```
sample_qubo(qubo: Union[dict, numpy.ndarray, scipy.sparse.base.spmatrix], **kwargs) → qatalyst.response_client.ClientResponse
```

"I've worked with a popular Quantum open-source SDK for over 8 months. I just found a way to program a simple problem yesterday. With Qatalyst, I was submitting problems in the same week I received access."

– Theoretical Physics PhD in Quantum Application Business

13

OTCQB: QUBT What is Qatalyst ? • Quantum - ready constrained optimization software for classic & quantum computers • Quantum - ready techniques applied to classic computing enhances the quality and performance of classical computations • Returns a diversity of excellent results faster for better decisions • SME driven, no quantum expertise required • SMEs, workflows and applications submit familiar programs • Qatalyst does the rest via six simple API calls • SMEs empowered right now vs being left behind • No hardware lock - in; Use the best QPU for the problem • Immediately access the power of quantum across diverse QPU vendors, in the cloud. • No need for low - level coding, no on - premise requirements. • Submit the same program on CPUs or QPUs using the same Qatalyst APIs • Qatalyst controls and adjusts to the hardware; no need for low level programming or reprogramming when changing QPUs Ready - for - Results Quantum Software Qatalyst 14

OTCQB: QUBT For Quantum Experts Only Programming Simplicity Types of Problems Quantum Experts SMEs Multi QPU Proprietary QPU Qatalyst Science Projects Real - World Business Problems Third - Party Toolkits vs Qatalyst - Simple Comparison 15 Third - Party Toolkits

OTCQB: QUBT Qatalyst: Time - to - Results in 1 Week or Less Time Month 1 3 5 7 • Fundamentals of Quantum Computing • Quantum Software Programming • Training Define Quantum Problem & Process • Tune Problem and Data • Re - run for better results • Tune and re - run, repeat SDK ToolKits : Time - to - Results: 7 - 12 months* * Assuming help of quantum consultants and related fees. 9 “Rinse & Repeat” for Every New Problem Comparison of Time - to - Business - Results 16 • Learn API • Define & Submit Problem • Process & Return Results

OTCQB: QUBT 17 Qatalyst in Action

OTCQB: QUBT Q Graph • Automatic transformation – graph model to optimization problem – for expanded problem types • Supports partitioning, clique cover, community detection Qatalyst Core • Quantum - ready optimization. • Accelerates & improves classical with diversity of solutions. • Seamless access to classical, hybrid or quantum - no low - level coding for individual QPUs Qontrol • Microservices manage end - to - end submission to results • Portal makes Qatalyst admin simple • Support for Classical and/or quantum processing Q API • 6 possible API calls. • Typical problem requires 1 call • <1 day to learn • SMEs use familiar concepts • Simply add call to workflows The Bridge to Quantum Power - Today Qonnect • Seamless access to QPU/CPU • No proprietary QPU coding • Same problem runs on QPUs and CPUs with no changes Qatalyst In Action 18

OTCQB: QUBT Go - to - Market Model 19 Our Go - to - Market Approach We are going to market with a model focused on deep reach and range into key accounts where we can create initial footprints that will drive ongoing revenue. Revenue Model Our revenue model has been evolving as we receive feedback from early - stage users. Our current objective is to compel customers to step into Qatalyst now without any pricing resistance. Customers Acquisition QCI Value Revenue Opportunity QPU Vendors Qatalyst offers quantum computer vendors a competitive differentiation by providing users easy access to their QPUs with no quantum expertise or programming required. OEM licensing as well as end user license sales, NRE Software Vendors Qatalyst accelerates and improves results for a variety of applications in supply chain, logistics and asset management in retail, transportation, oil and gas, manufacturing and more. OEM licensing as well as end user license sales. NRE Integrators Qatalyst gives horizontal and vertical integrators the opportunity to drive significantly higher margins for better results versus custom quantum programs. End user licensing Direct sales We have extensive and deep personal contacts at Fortune 1000 companies that open the door to sales opportunities. End user licensing, PS revenues, Training etc. Model Structure Value - based Pricing We expect to charge a value - based pricing model based on the value (e.g., money saved) to the organization. We win when they win. Per User Licensing May also charge per user licensing fees to accompany this value - based pricing.

OTCQB: QUBT Qatalyst as SaaS Application • QCI has delivered the first and only ready - to - run constrained optimization application for quantum computing. • AWS’ enterprise infrastructure is the first to host Qatalyst for CPU and QPU resources. • QCI is teaming with AWS Braket to make quantum even more effective for solving business problems. • SMEs and programmers get fast, straightforward access to the software and hardware they need to drive computational results. Qatalyst “Services like QCI's Qatalyst are important in making quantum computing accessible to a broader audience and helping customers explore how to combine classical and quantum computation. “We’re pleased to support the QCI team in delivering innovative solutions that build on Amazon Braket .” - Richard Moulds , General Manager, Amazon Braket , AWS 20

QCI Market Opportunities

QUANTUM COMPUTING INC.
OTCQB:QUBT

Markets QCI is Addressing Today

Transportation/Logistics

Airlines/Cargo routing, crew scheduling, gate assignments

Ground transportation routing per traffic & emergency scenarios.

Supply chain routing & logistics

Manufacturing

Raw Materials optimization and planning, discrete manufacturing line optimization.,,

Material Sciences & Pharma

Improved chemistry simulations for discovering novel materials.

Fast drug discovery, better clinical trial design, molecular modeling.



Retail

Ecommerce shift changes entire retail supply chain (inbound and distribution logistics), demanding complex optimizations.

Government & Security

Improved disaster response,
faster detection of fraud and bad actors, stronger cyber security and national security, intercept-proof communications.

Finance & Investment

Faster and better portfolio optimization, risk modeling, and derivatives creation.

21

OTCQB: QUBT Qatalyst Near - term Addressable Markets – Examples 22 Application Markets Addressable Market Size Supply Chain & Logistics Optimization • Retail • Aerospace • Chemical/ Materials • Utilities • Manufacturing $22 Billion+ 1 Transportation Optimization • Airlines • Delivery $5 Billion + 2 Community Detection • Cyber Security • Biotech • Government $156 Billion+ 3 Total $157 Billion+ Typical Gross Margins of 60% - 70% Other potential revenue sources: • Government or Commercial R&D contracts • Consulting 1) Research & Markets Jan. 2020: Global Supply Chain Management Software Market 2) Orion Market Reports March 2021 3) Grandview Research Jan. 2020: Cyber Security Market Size, Share & Trends .

OTCQB: QUBT Example QC Application Retail Supply Chain Optimization 23 Ecommerce shift complicates everything. Covid accelerated that shift. • Shopping baskets. From single basket with lots of items to many baskets with few items. • Supply Chain availability. Shifting demand and Covid lockdowns/delays mean raw materials and product availability is a dynamic and ever - changing target. • Consumer expectations. Customers expect unlimited product selection and availability at the lowest price. The emerging differentiator is becoming delivery time. • As many as 96% of customers consider faster delivery synonymous with same - day delivery. • In a study by McKinsey & Company, the primary aspect of customer service mentioned by customers? Delivery time. Qatayst Solves These Highly Complex Computations to Fuel Retail Markets GU13 RB5

OTCQB: QUBT Example QC Application Transportation Optimization 24 • Increases in delivery demands drive more complex computations to optimize logistics. • Uncertainty of availability of critical supply chain elements mean production is ever - changing. How to optimize delivery under these circumstances. • For example, how to deliver automobiles globally with confirmed schedules for production and delivery. • Scale of transportation as Covid lockdowns are removed offer opportunity for better optimization as we reboot airlines, trains and infrastructure.

OTCQB: QUBT Example of Qatalyst Quantum - Ready Application Community Detection Application 25 • Community detection is a broadly useful technique across domains for identifying similarities/.commonalities across diverse groups or profiles.(not just humans) • Ready - to - run community detection is part of Qatalyst optimization. • SMEs simply submit their graph problem, QGraph converts, Qatalyst Core solves and QGraph returns results in requested format. Sales & Marketing Social Network Analysis for accurate market segmentation and targeting. Biotechnology Improved epidemiology models for epidemics. Cohort segmentation and analysis for improved clinical trial design. Government/Security Improved anomaly detection for earlier detection of criminal activity, fraud and cyber bots.

OTCQB: QUBT Users Get Quantum - Ready as They Fuel Classical Performance with Qatalyst 26 • A key benchmark study has revealed that Qatalyst has delivered on its promise of immediate performance benefits from quantum - ready methods running on classical computers. • Performance benefits eliminate one of the greatest obstacles to the development and adoption of QC applications. • Qatalyst provided better results than currently used software to solve complex optimization problems faced by nearly every major company and government agency worldwide. • While future quantum computers are expected to deliver even greater performance benefits, Qatalyst delivers today the best - known quality of results, time - to - solution, and diversity of solutions in a commercially available service. • This superior capability enables business and government organizations to become quantum - ready today while realizing immediate benefits from improved performance. This June 2020 benchmark study details Qatalyst’s superior performance and is publicly available at arxiv.org/abs/2005.11294 .

OTCQB: QUBT Qatalyst QikStart Program 27 • Collaboration with business partners to accelerate the time to “quantum advantage” • Provides everything needed to start generating quantum - powered computations • Help participants accelerate their adoption of quantum computing for solving mission - critical problems for business. • Grants immediate access to our Qatalyst quantum application accelerator, expert resources, and funding to explore and push the boundaries of quantum computing for delivering practical business results. • Participants can solve constrained optimization problems for supply chain, logistics, drug discovery, cybersecurity, transportation

OTCQB: QUBT Highly - Experienced Management Team with Strong Record of Results 28 Robert Liscouski President, CEO & Chairman 35+ years’ executive experience at public and private companies, and federal agencies. Appointed by President George W. Bush as first Assistant Secretary for Infrastructure Protection. Diplomatic security service special agent with the U.S. Department of State. Served in senior management roles at Implant Sciences Corporation, Coca - Cola Company and Orion Scientific Systems. B.S. from John Jay College and Master’s from Harvard University. Chris Roberts CFO & Director 35+ years’ experience in corporate finance, business law, business development, information technology, marketing and government contracting. Senior management and finance executive positions at a number of public and private companies involved in aerospace, defense and information technology, including Secure Point Technologies, Systems Made Simple, Integral Systems, and Pearson Analytic Solutions. B.S. in Electrical Engineering and Master’s degree from MIT. Juris Doctor, University of Virginia Law School. Michael Booth CTO 30 years’ experience in application design and development. Served in the benchmarking division at D - Wave Systems, the world’s first commercial supplier of quantum computers, where he developed qbsolv and benchmarking algorithms. 20 years at Cray Research and five years at Silicon Graphics. B.S. in Mechanical Engineering from The University of Memphis. Post - graduate studies at The University of Tennessee Space Institute. David Morris Chief Revenue Officer 20+ years of success leading sales strategy, business development and execution. Served as chief revenue officer for Airspace Systems, a leader in the drone detection and analytics space. Led global drone sales and business development for Intel. Served as sales manager for Cisco Systems and led the sales teams in 12 U.S. states. B.S. from San Diego State University. Rebel Brown VP, Marketing 30+ years of expertise in strategy, product marketing/manageme nt and positioning. Helped raise more than $500M in startup funding and launched innovative technologies in software systems. Supported successful exits to companies like Apple, IBM, EMC, SGI and BEA. Founder of Unstoppable U, a non - profit organization working with kids to heal them from abuse and trauma. B.S. from University of Evansville. Steve Reinhardt VP, Product Development 40 years of senior level experience in software and hardware engineering, development, and innovation. At D - Wave Systems led teams to develop quantum computing tools like qbsolv. Helped customers map out problems for effective execution on D - Wave ’s quantum - annealing - based quantum computer. B.S. in Computer Sciences from Yale University, and master’s degree from University of Minnesota. John Dawson VP, Operations 25+ years’ experience leading software development, IT teams and managing technology relationships. Led Cray Research ’s worldwide IT organization and the software development team for Cray’s massively parallel and vector supercomputers. Co - founded and served at Unlimited Scale, which developed a Linux - based distributed operating system for high performance computing. B.S. from University of Wisconsin. Mark Wainger Director, App Development 35+ years of innovation and entrepreneurial experience in computer and IT, finance, banking. Co - founder, CEO, CTO and director of several tech - focused companies. Co - founded the fixed income analytics software company, Global Advanced Technology Corp. (GAT), with noted NYU finance professor, Thomas Ho. Conducted scientific research at Exxon Research & Engineering. B.S. in Chemistry & Physics from MIT. Master’s Degree in Applied Science, New York University.

OTCQB: QUBT • Recently launched as a software - as - a - service (SaaS) on Amazon Web Services (AWS) and Amazon Braket . • Launched in April 2021 • AWS’ enterprise infrastructure is the first to host Qatalyst for CPU and QPU resources. • Partnership with AWS Braket to make quantum even more effective for solving business problems. • SMEs and programmers get fast, straightforward access to the software and hardware they need to drive computational results. • $30 billion Big Data analytics company. • 17,500 customers worldwide — including 92 of Fortune 100. • Partnership established in March 2020 • Collaboration to help customers investigate, monitor, analyze and act on data from any source and at any scale. • Meraglim is an industry leader in predictive analytics, integrating human and AI with advanced science. • Its Raven Predictive Analytics platform delivers advanced capital market risk analysis. • Helps C - Suite leaders and institutional fiduciaries identify & manage risks and opportunities. • Partnership established Dec. 2020 to make Qatalyst part of the Raven solution. • QCI is a member of a consortium of universities focused on advancing Quantum Computing. • Includes Purdue University, Indiana University, and University of Notre Dame. • Planned Industry/University Cooperative Research Center for Quantum Technologies currently seeking DoE and National Science Foundation (NSF) funding/grant. • QCI presented at 3 - day virtual workshop on quantum computing in July 2020: • Hosted by Purdue University. • Attendees included several prospective customers: AFRL, GE Research, Cummins, and Eli Lilly. Key Relationships/Partnerships – Industry & Academia 29 NASDAQ: SPLK

OTCQB: QUBT Strategic Business Development 30 • QCI is an active member of Quantum Economic Development Consortium (QED - C) • QED - C grants us access to companies looking to develop and adopt quantum technologies. • QED - C has provided important business development introductions to banking, pharma, and consulting firms with investment and sales potential. • Validates QCI as market player and builds brand and reputation. • Now with AWS and Braket in place, we are pursuing other cloud service providers to include Qatalyst in their marketplace or SaaS offering. • Also pursuing partnerships with commercial enterprises looking to develop a quantum strategy: • Splunk (Network Analysis & Cyber Security) – TAP (engaged) • Some presently confidential: • Japanese Technology Firm – marketing & sales to Japanese companies • Large Business Consulting Firm – looking to provide customers with quantum solutions • Large Industrial Firm – optimization solutions

OTCQB: QUBT Breakthrough Technology Quantum - enabled software that delivers business value today. Qatalyst can solve some of the most important and complex computing problems at record speed. Performance Revenue Model Opportunities for strategic partnerships with major enterprise, government agencies, and national labs to produce real - world performance advantages. L arge Addressable Market High - Growth Opportunity: 56% CAGR to $65 billion by 2030. Diverse applications across multiple industries: finance, national defense, industry, healthcare and more. World Class Team We have assembled a team of subject matter experts with decades of success in quantum computing, supercomputing, pharma, fintech, manufacturing and security. Key Takeaways 31 GP32 GP33 RB18

Robert Liscouski | President & CEO rlisk@quantumcomputinginc.com Chris Roberts | CFO c r ober t s@ quan t u m c o m pu t inginc. c om Investor Relations Contact Ron Both or Grant Stude CMA Investor Relations Tel (949) 432 - 7566 QUBT@cma.team 32